EXHIBIT 10.15.2
AMENDMENT NO. 1 TO THE SECURITY AGREEMENT
Dated as of November 29, 2006
          AMENDMENT NO. 1 TO THE SECURITY AGREEMENT (this “Amendment No. 1”) among The Kansas City Southern Railway Company, a Missouri corporation, (the “Borrower”), Kansas City Southern, a Delaware corporation (the “Parent”), the subsidiary grantors listed on the signature page hereof (together with the Borrower and the Parent, the “Grantors”), The Bank of Nova Scotia (“BNS”), as collateral agent and administrative agent (the “Collateral Agent”) and the Lender Parties. Terms not otherwise defined in this Amendment No. 1 shall have the meaning specified in the Restatement (as defined below).
PRELIMINARY STATEMENTS:
          (1) The Grantors, the Lender Parties, the Collateral Agent, Morgan Stanley Senior Funding, Inc. and Harris N.A., as Co-Syndication Agents, LaSalle Bank National Association and Bank of Tokyo-Mitsubishi UFJ Trust Company, as Co-Documentation Agents and Scotia Capital, as Lead Arranger and Bookrunner, entered into that certain Amended and Restated Credit Agreement dated as of April 28, 2006 (the “Restatement”), which amended and restated that certain $250,000,000 credit agreement dated March 30, 2004 (the “Existing Credit Facility”).
          (2) The Borrower, the Parent and certain of their subsidiaries previously entered into that certain Security Agreement dated as of March 30, 2004 (the “Security Agreement”), wherein a security interest was granted in the Collateral (as defined therein) to the Collateral Agent for the ratable benefit of the Secured Parties (as defined therein).
          (3) Pursuant to the terms of the Restatement, the security interest granted under the Security Agreement continued to be effective under the Restatement.
          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:
     SECTION 1. Amendment of Security Agreement. Subject to Amendment No. 1 Effectiveness (as hereinafter defined), Section 24(a) of the Security Agreement is hereby amended in its entirety, effective as of November 14, 2006, to read as follows:
“(a) Upon any sale, lease, transfer or other disposition of any item of Collateral of any Grantor in accordance with the terms of the Loan Documents (other than sales of Inventory in the ordinary course of business), the Collateral Agent will, at such Grantor’s expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, however, that (i) at the time of such request and such release no Default shall have occurred and be continuing, (ii) except in the case of asset dispositions
KCS — Amendment No. 1 to Security Agreement

pursuant to Section 5.02(e)(i) of the Credit Agreement with a fair market value of less than $250,000 (a “Permitted 5.02(e)(i) Sale”), such Grantor shall have delivered to the Collateral Agent, at least ten Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including, without limitation, the price thereof and any expenses in connection therewith, together with a form of release for execution by the Collateral Agent and a certificate of such Grantor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Collateral Agent may request, (iii) in the case of any assets sold in a Permitted 5.02(e)(i) Sale, the Collateral Agent’s security interest in such assets shall be automatically released and terminated without further action on the part of any Person and the Collateral Agent hereby authorizes the relevant Grantor and any Person designated by such Grantor, to prepare and file UCC partial termination statements regarding such assets upon notice to the Collateral Agent, together with a copy thereof, and (iv) the proceeds of any such sale, lease, transfer or other disposition required to be applied, or any payment to be made in connection therewith, in accordance with Section 2.06 of the Credit Agreement shall, to the extent so required, be paid or made to, or in accordance with the instructions of, the Collateral Agent when and as required under Section 2.06 of the Credit Agreement.”
          SECTION 2. Conditions to Effectiveness. This Amendment No. 1 and the amendment contained herein shall become effective (“Amendment No. 1 Effectiveness”) as of November 13, 2006 when each of the conditions set forth below shall have been fulfilled to the satisfaction of the Collateral Agent:
     (i) Execution of Counterparts. The Collateral Agent shall have received counterparts of this Amendment No. 1, duly executed and delivered on behalf of each of the (a) Grantors and (b) the Required Lenders.
     (ii) Payment of Fees and Expenses. The Borrower shall have paid all reasonable expenses (including the reasonable fees and expenses of Shearman & Sterling LLP) incurred in connection with the preparation, negotiation and execution of this Amendment No. 1 and other matters relating to the Security Agreement from and after the last invoice to the extent invoiced.
     (iii) No Default. No Default shall have occurred and be continuing, or would occur as a result of the transactions contemplated by this Agreement.
          SECTION 3. Confirmation of Representations and Warranties. Each of the Grantors hereby represents and warrants, on and as of the date hereof, that the representations and warranties contained in the Security Agreement are correct and true in all material respects on and as of the date hereof, before and after giving effect to this Amendment No. 1, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date.
          SECTION 4. Affirmation of Grantors. Each of the Grantors hereby consents to the amendment to the Security Agreement effected hereby, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment No. 1, the obligations of such Grantor contained in
KCS — Amendment No. 1 to Security Agreement

the Security Agreement, as amended hereby, or in any other Loan Documents (as defined in the Restatement) to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment No. 1, each reference in the Loan Documents to “the Security Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Security Agreement, as modified by this Amendment No. 1.
          SECTION 5. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment No. 1, each reference in the Loan Documents to “hereunder”, “hereof” or words of like import referring to the Security Agreement, and each reference in the other transaction documents to the “Security Agreement”, “thereunder”, “thereof” or words of like import referring to the Security Agreement, shall mean and be a reference to the Security Agreement as modified by this Amendment No. 1.
          (b) The Loan Documents as amended by this Amendment No. 1, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Amendment No. 1 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party or the Collateral Agent under the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
          SECTION 6. Execution in Counterparts. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 1 by telecopier or electronic mail in “Portable Document Format” (PDF) shall be effective as delivery of an original executed counterpart of this Amendment No. 1.
          SECTION 7. Governing Law. This Amendment No. 1 shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional and service provisions of the Security Agreement, as if this were a part of the Security Agreement.
          SECTION 8. Entire Agreement; Modification. This Amendment No. 1 constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, there being no other agreements or understandings, oral, written or otherwise, respecting such subject matter, any such agreement or understanding being superseded hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may not be amended, extended or otherwise modified, except in a writing executed in whole or in counterparts by each party hereto.
[Signatures follow]
KCS — Amendment No. 1 to Security Agreement

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE KANSAS CITY SOUTHERN RAILWAY COMPANY

As Grantor

By	/s/ Paul J. Weyandt
Title: Senior Vice President-Finance & Treasurer

KANSAS CITY SOUTHERN

as Grantor

By	/s/ Paul J. Weyandt
Title: Senior Vice President-Finance & Treasurer

GATEWAY EASTERN RAILWAY COMPANY

as Grantor

By	Paul J. Weyandt
Title: Vice President & Treasurer

SOUTHERN DEVELOPMENT COMPANY

as Grantor

By	/s/ Michael R. Haverty
Title: President
KCS — Amendment No. 1 to Security Agreement

THE KANSAS CITY NORTHERN RAILWAY COMPANY
as Grantor

By	/s/ Michael R. Haverty
Title: President

TRANS-SERVE, INC.
as Grantor

By	/s/ Jerry W. Heavin
Title: President

PABTEX, L.P.
as Grantor

By:	Pabtex G.P., LLC, as its General Partner
By:	Southern Industrial Services, as its sole member

By	/s/ Michael R. Haverty
Title: President

PABTEX G.P., LLC
as Grantor

By:	Southern Industrial Services, as its sole member

By	/s/ Michael R. Haverty
Title: President
KCS — Amendment No. 1 to Security Agreement

SIS BULK HOLDING, INC.
as Grantor

By	/s/ Michael R. Haverty
Title: President

SOUTHERN INDUSTRIAL SERVICES, INC.
as Grantor

By	/s/ Michael R. Haverty
Title: President

VEALS, INC.
as Grantor

By	/s/ Michael R. Haverty
Title: President
KCS — Amendment No. 1 to Security Agreement